American Century Mutual Funds, Inc. Prospectus Supplement Veedot Fund
Supplement dated October 1, 2011 ■ Prospectus dated March 1, 2011

Effective November 14, 2011, the fund’s redemption fee applies only to shares held less than 60 days.

The following replaces the redemption/exchange fee language in the Shareholder Fees table on page 2 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged for shares held less than 180 days prior to November 14, 2011, or less than 60 days on or after November 14, 2011)	2.00%	2.00%

The following replaces the first sentence of the Redemptions section on page 15 of the prospectus:

Investor and Institutional Class shares held for less than 180 days are subject to a redemption fee of 2.00%. Effective November 14, 2011, Investor and Institutional Class shares held for less than 60 days are subject to a redemption fee of 2.00%.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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